Exhibit 99.1

                                                         Common Stock Proxy

Preliminary Proxy Materials - October 23, 1997







                               RIVER BANK AMERICA

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                  RIVER BANK AMERICA FOR THE SPECIAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON OCTOBER ___, 1997.


         The undersigned, as a holder of common stock, $1.00 par value (the "Common Stock"), of River Bank America (the "Bank"), hereby appoints Leora Joy and Ilyne Mendelson, and each of them, with full power of substitution, to vote all shares of Common Stock for which the undersigned is entitled to vote through the execution of a proxy with respect to the Special Meeting of Stockholders of the Bank to be held at the Grand Hyatt of New York Hotel, Park Avenue at Grand Central Station, New York, New York, 10017 on October ___, 1997 at 10:00 a.m., local time, or any adjournment or adjournments thereof, and authorizes and instructs said proxies to vote in the manner directed below.

         THE BOARD OF DIRECTORS OF THE BANK RECOMMENDS VOTES "FOR" EACH OF THE
FOLLOWING:



1. On the proposal to direct that the Bank be closed and its business wound up substantially in accordance with the terms and conditions set forth in the accompanying proxy statement/prospectus.

         (check one box)      / / For      / / Against      / / Abstain


2. On the proposal to approve an amendment, necessary to implement the Reorganization (as defined in the accompanying proxy statement), to the certificate of designations for the 15% non-cumulative perpetual preferred stock, series A, $1.00 par value, of River Bank in the form attached to the accompanying proxy statement/prospectus.

         (check one box)      / / For      / / Against      / / Abstain



3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournment thereof, or upon matters incident to the conduct of the meeting.

You may revoke this proxy at any time by forwarding to the Bank a subsequently dated proxy received by the Bank prior to the Special Meeting.

                (Continued and to be signed on the reverse side)

645777.1

Returned proxy cards will be voted (1) as specified on the matters listed above;
(2) in accordance with the Board of Directors' recommendations where no specification is made; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting. Please mark your choice like this: /x/

The shares represented by this Proxy will be voted in the manner directed and, if no instructions to the contrary are indicated, will be voted FOR the approval of the proposals set forth in the Notice of the Special Meeting of Stockholders.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the proxy statement furnished therewith.

Print and sign your name below exactly as it appears hereon and date this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title, as such. Joint owners should each sign. If a corporation, please sign as full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                           Date:  ____________________________, 1997



                           -----------------------------------------------------
                           Signature (title, if any)



                           -----------------------------------------------------
                           Signature, if held jointly




PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS HEREIN.


645777.1

                                                        Preferred Stock Proxy









                               RIVER BANK AMERICA

               THISPROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                  RIVER BANK AMERICA FOR THE SPECIAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON OCTOBER ___, 1997.


  The undersigned, as a holder of 15% non-cumulative perpetual preferred stock, Series A, $1.00 par value (the "Preferred Stock"), of River Bank America, (the "Bank"), hereby appoints Leora Joy and Ilyne Mendelson, and each of them, with full power of substitution, to vote all shares of Preferred Stock for which the undersigned is entitled to vote through the execution of a proxy with respect to the Special Meeting of Stockholders of the Bank to be held at the Grant Hyatt of New York Hotel, Park Avenue at Grand Central Station, New York, New York, 10017 on October ___, 1997 at 10:00 a.m., local time, or any adjournment or adjournments thereof, and authorizes and instructs said proxies to vote in the manner directed below.

 THE BOARD OF DIRECTORS OF THE BANK RECOMMENDS VOTES "FOR" EACH OF THE FOLLOWING

1. On the proposal to direct that the Bank be closed and its business wound up substantially in accordance with the terms and conditions set forth in the accompanying proxy statement/prospectus.

         (check one box)       / / For      / / Against     / / Abstain


2. In their discretion, the proxies are authorized to vote upon such other matters which holders of Preferred Stock are entitled to vote as may properly come before the meeting, or any adjournment thereof, or upon matters incident to the conduct of the meeting.

You may revoke this proxy at any time by forwarding to the Bank a subsequently dated proxy received by the Bank prior to the Special Meeting.

                (Continued and to be signed on the reverse side)

645777.1

Returned proxy cards will be voted (1) as specified on the matters listed above;
(2) in accordance with the Board of Directors' recommendations where no specification is made; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting. Please mark your choice like this: /x/

The shares represented by this Proxy will be voted in the manner directed and, if no instructions to the contrary are indicated, will be voted FOR the approval of the proposals set forth in the Notice of the Special Meeting of Stockholders.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the proxy statement furnished therewith.

Print and sign your name below exactly as it appears hereon and date this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title, as such. Joint owners should each sign. If a corporation, please sign as full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                           Date:  ____________________________, 1997



                           -----------------------------------------------------
                           Signature (title, if any)



                           -----------------------------------------------------
                           Signature, if held jointly




PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS HEREIN.


645777.1